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EXHIBIT 99.2

                                                      OMB Number: 3235-0569
                                                      Expires: January 31, 2003

               Statement Under Oath of Principal Executive Officer
              and Principal Financial Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

        I, Franklyn A. Caine, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Raytheon Company, and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o Annual Report on Form 10-K filed with the Commission on March 19, 2002 of Raytheon Company;

o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Raytheon Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o    Any amendments to any of the foregoing.



Signature: /s/Franklyn A. Caine             Subscribed and sworn to before me
              Franklyn A. Caine,            this 14th day of August 2002.
              Chief Financial Officer

Date:         August 14, 2002              /s/Nicole L. Sheridan Wilson
                                              Nicole L. Sheridan Wilson,
                                                   Notary Public

                                         My Commission Expires: April 10, 2003